SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: July 30, 2007

Citizens South Banking Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23971	54-2069979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

519 South New Hope Road, Gastonia, North Carolina		28054-4040
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 704-868-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

On July 31, 2007, Citizens South Banking Corporation intends to present to interested investors and analysts written investor presentation material, which includes, among other things, a review of financial results and trends through the period ended June 30, 2007. The investor presentation material will be available on Citizens South Banking Corporation’s website, www.citizenssouth.com, under “About Us” in the “Investor Information” section under “Investor Presentations” beginning the afternoon of July 30, 2007.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference the Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES

CITIZENS SOUTH BANKING CORPORATION

Date: July 30, 2007	By:	/s/ Kim S. Price
Kim S. Price
President and Chief Executive Officer

By:	/s/ Gary F. Hoskins
Gary F. Hoskins
Chief Financial Officer